UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 18, 2001

Zimmerman Sign Company
(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of incorporation)	0-21737 (Commission File Number)	75-0864498 (IRS Employer Identification No.)

9846 Highway 31 East
Tyler, Texas 75705
(Address of principal executive offices)

(903) 535-7400
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On September 18, 2001, Zimmerman Sign Company (the "Registrant") issued a press release announcing an accounting adjustment and a delay in filing its Form 10-Q for the second fiscal quarter ended June 30, 2001. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)     Financial Statements of Business Acquired.

        Not applicable

(b)     Pro Forma Financial Information

        Not applicable

(c)     Exhibits

99.1     Press Release Announcing Registrant's Non-Cash Accounting Adjustment and Delay in Filing its Form 10-Q for the Second Quarter Ended June 30, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

ZIMMERMAN SIGN COMPANY
DATE: September 18, 2001	By: /s/ Jeff Johnson____________ Jeff Johnson Vice President and Chief Financial Officer (Principal Accounting Officer)